SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              Form 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 22, 1998

                       ALLIANCE ENTERTAINMENT CORP.
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             (Exact name of registrant as specified in its charter)



 Delaware                           1-13054                     13-3645913
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(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


352 Park Avenue, 10th Floor, New York, New York                    10022
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(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (212) 935-6662



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Item 5.     Other Events

     On January 22, 1998, Alliance Entertainment Corp. (the "Company") filed a motion (the "Motion") with the United States Bankruptcy Court Southern District of New York requesting a further extension of the exclusive periods for filing a plan or plans of reorganization and soliciting acceptances thereto. The Motion was filed by the Company, and fourteen of its direct and indirect subsidiaries (collectively, with the Company, the "Debtors") that, with the Company, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on July 14, 1997. If approved, the exclusive period within which each Debtor may file a plan of reorganization shall be extended from February 17, 1998, to April 30, 1998, and the exclusive period during which each Debtor may solicit acceptances of such plan of reorganization shall be extended from April 17, 1998, to June 30, 1998. The hearing on the motion is scheduled for February 11, 1998, at 10:00 a.m.

     Certain matters discussed in the Motion are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as future economic conditions, including changes in customer demand, legislative, regulatory and competitive developments in markets in which the Company operates; and other circumstances affecting anticipated revenues and costs.

Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

Exhibit 99.1 Motion for Order Pursuant to Section 1121(d) of the Bankruptcy Code to Extend the Exclusive Periods during which the Debtors May File a Plan or Plans of Reorganization and Solicit Acceptances of Such Plan or Plans.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE ENTERTAINMENT CORP.


                                               By:/s/Christopher J. Joyce
                                                ----------------------------
                                                Name: Christopher J. Joyce
                                                Title: Executive Vice President,
                                                       General Counsel and
                                                       Assistant Secretary


Date:     February 2, 1998


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                                  EXHIBIT INDEX



Exhibit 99.1 Motion for Order Pursuant to Section 1121(d) of the Bankruptcy Code to Extend the Exclusive Periods during which the Debtors May File a Plan or Plans of Reorganization and Solicit Acceptances of Such Plan or Plans.